                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:  December 30, 1998
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                         ------------------------------
                                   (Sponsor)
                             (Issuer in Respect of
  Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    Delaware                      333-24489              13-3408716
 ------------------------        -----------         ------------------
 (STATE OR OTHER JURIS-          (COMMISSION          (I.R.S. EMPLOYER
 DICTION OF ORGANIZATION)          FILE NO.)         IDENTIFICATION NO.)


        399 Park Avenue, New York, New York                       10043
        -----------------------------------                       -----
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


        Registrant's Telephone Number, including area code (212) 559-6899
                                                           --------------



        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 2. Acquisition or Disposition of Assets.

Description of the Certificates and the Mortgage Pool.

         On December 30, 1998, a single series of certificates, entitled Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998, among Mortgage Capital Funding, Inc. as Sponsor (the "Sponsor"), Citicorp Real Estate, Inc. ("CREI") and Salomon Brothers Realty Corp ("SBRC") as Mortgage Loan Sellers (SBRC and CREI together in such capacity, the "Mortgage Loan Sellers"), AMRESCO Services, L.P. as Master Servicer, Allied Capital Corporation as Special Servicer, LaSalle National Bank as Trustee (in such capacity, the "Trustee") and REMIC Administrator and ABN AMRO Bank, N.V. as Fiscal Agent. The Certificates consist of 16 classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 232 multifamily and commercial mortgage loans (the "Mortgage Loans"), having, as of the close of business on December 1, 1998 (the "Cut-off Date"), an aggregate principal balance of $908,161,006, (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Sponsor acquired the Mortgage Loans from the Mortgage Loan Sellers which are affiliates of the Sponsor, pursuant to certain mortgage loan purchase agreements between the Sponsor and each of the Mortgage Loan Sellers. The Sponsor caused the Mortgage Loans to be transferred by the Mortgage Loan Sellers to the Trustee for the benefit of the holders of the Certificates. The Sponsor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Salomon Smith Barney Inc., as underwriter (the "Underwriter"), pursuant to an underwriting agreement, dated December 30, 1998 (the "Underwriting Agreement"), among the Sponsor, Citicorp and the Underwriter. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1, and a form of Underwriting Agreement is attached hereto as Exhibit 99.2.

         The Class A-1 Certificates have an initial state principal balance (a Certificate Balance") of $214,494,000. The Class A-2 Certificates have an initial Certificate Balance of $416,677,000. The Class B Certificates have an initial Certificate Balance of $40,867,000. the Class C Certificates have an initial Certificate Balance of $43,138,000. The Class D Certificates have an initial Certificate Balance of $61,301,000. The Class E Certificates have an initial Certificate Balance of $29,515,000. The Class X Certificates have an initial notional amount of $908,161,005.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

         (a) Not applicable
         (b) Not applicable
         (c) Exhibits

                                 EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

    99.1        Pooling and Servicing Agreement

    99.2        Underwriting Agreement

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MORTGAGE CAPITAL FUNDING, INC.
                                            (Registrant)


                                            By: /s/ Mark Horinbein
                                                ---------------------------
                                                Name:  Mark Horinbein
                                                Title: Authorized Signatory


Dated: January 13, 1999